EATON VANCE HEXAVEST GLOBAL EQUITY FUND

Supplement to Summary Prospectus dated December 1, 2017

1.       The following replaces “Portfolio Managers.” under “Management”:

Portfolio Managers. The Fund is managed by a team comprised of:

Vital Proulx, Chairman and Co-Chief Investment Officer at Hexavest, who has managed the Fund since its inception in August 2012;

Vincent Delisle, Portfolio Manager and Co-Chief Investment Officer at Hexavest, who has managed the Fund since July 2018;

Jean-François Bérubé, Portfolio Manager at Hexavest, who has managed the Fund since July 2018;

Jean-Pierre Couture, Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Christian Crête, Portfolio Manager at Hexavest, who has managed the Fund since December 2014;

Marc Christopher Lavoie, President and Portfolio Manager at Hexavest, who has managed the Fund since its inception in August 2012;

Etienne Durocher-Dumais, Portfolio Manager at Hexavest, who has managed the Fund since June 2016; and

Kevin LeBlanc, Portfolio Manager at Hexavest, who has managed the Fund since June 2017.

July 2, 2018	29263 7.2.18